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                                                                 EXHIBIT 99.1(a)

                            THE CIRCLE K CORPORATION
                  3003 N. Central Avenue * Phoenix, AZ 85012 *
                    P.O. Box 52084 * Phoenix, AZ 85072-2084
                                 (602) 437-0600


                                August 10, 1995

VIA HAND DELIVERY

Mr. A. J. Gallerano
Senior Vice President
General Counsel and Secretary
National Convenience Stores Incorporated
100 Waugh Drive
Houston, Texas 77007


     Re: Notice of Nomination of Directors and Intent to Propose an Amendment to Bylaws of National Convenience Stores Incorporated

Dear Mr. Gallerano:

         This letter serves as notice pursuant to Article I, Section 9(c) of the Bylaws of National Convenience Stores Incorporated (the "Company") of the nomination of the persons listed on Exhibit A attached hereto as candidates for election to the Board of Directors of the Company at the Company's upcoming annual meeting of shareholders. It also serves to notify you of certain proposals to be made at the upcoming annual meeting of shareholders to amend the Company's Bylaws as described below.

         The Circle K Corporation is a stockholder of the Company and owns 85 shares of the Company's common stock, par value $.01 per share (the "Shares"). The Shares appear on the Company's stock ledger as being held of record in the name of Cede & Co., the nominee of The Depository Trust Company used by Merrill Lynch for shares held on behalf of its customers. Enclosed herewith is a letter from Cede & Co. providing the required notice from them on our behalf. The address of Cede & Co. should appear in the Company's records as follows:
Cede & Co., P.O. Box 20, Bowling Green Station, New York, New York 10274.

         The Circle K Corporation hereby notifies the Company of the nomination for election to the Board of Directors of the Company at the Company's upcoming annual meeting of shareholders of the nominees listed on Exhibit A hereto (collectively, the "Nominees"). Each of the Nominees has consented to be named as Nominee for election to the Board of Directors of the Company and, if so elected, to serve in such capacity. (A copy of the consent of each Nominee is attached hereto.) The information required by Article 1, Section 9(c) of the Company's Bylaws as to each nominee is set forth on Exhibit A attached hereto.

Mr. A. J. Gallerano
Senior Vice President
General Counsel and Secretary
National Convenience Stores Incorporated
August 10, 1995
Page 2


         The Circle K Corporation is also providing notice of its intent to make the following proposals for the consideration of the shareholders at the Company's upcoming annual meeting of shareholders:

         RESOLVED, that Article II, Section 1 of the Company's Bylaws be amended and restated to read in its entirety as follows:

         Section 1. The business affairs and property of the Company shall be managed by the Board of Directors. The number of directors shall be seventeen (17). The directors' terms of office shall be classified in the manner set forth in the Restated Certificate of Incorporation, as amended. Each director shall be elected for terms of three years and until their successors are elected and qualified. The stockholders at any annual or special meeting of stockholders (including the meeting at which this section of the Bylaws is adopted) shall elect such number of directors as is required to (1) replace any directors whose terms are expiring at such meeting and (2) fill any newly created directorships and, notwithstanding the provisions of Section 2 of this
         Article II, any existing vacancies in the Board of Directors. A director need not be a resident of the State of Delaware or a stockholder of the Company.


         RESOLVED, that each provision of the Company's Bylaws or amendment thereto adopted subsequent to January 1, 1994, and prior to the effectiveness of the proposal set forth immediately above, shall be repealed.

         This letter will be hand delivered to the Company's principal executive offices on August 11, 1995.



                                        Sincerely yours,


                                        /s/ JOHN F. ANTIOCO
                                        _________________________
                                        John F. Antioco
                                        President and Chief Executive Officer

                                   EXHIBIT A


         The following information is provided with respect to each of the Nominees as of the date of this letter:

         JOHN F. ANTIOCO, age 45, has been the President and Chief Executive Officer of The Circle K Corporation since July 1993. This is his principal occupation. Mr. Antioco joined the predecessor to The Circle K Corporation as President and Chief Operating Officer in September 1991. Prior to joining the predecessor to The Circle K Corporation, Mr. Antioco was Chief Operating Officer of Pearle Vision Centers, Inc. from June 1990 to August 1991. From 1970 to 1990, Mr. Antioco held various positions with The Southland Corporation ("Southland"). Upon his departure from Southland his title was Senior Vice President of U.S. Store Operations. Subsequent to his departure, Southland commenced proceedings under Chapter 11 of the Bankruptcy Code in 1990. Mr. Antioco's business address is 3003 North Central Avenue, Phoenix, Arizona
85012, and his residence address is 10592 North 106th Place, Scottsdale,
Arizona 85258.

         GEHL P. BABINEC, age 52, joined the predecessor to The Circle K Corporation in 1986 as Senior Vice President and General Counsel, and currently serves in that position and as Secretary for The Circle K Corporation. This is his principal occupation. Formerly Mr. Babinec was in private practice from 1985 to 1986. He was General Counsel for Home State Financial from 1973 to 1985 and Associate Corporate Counsel for United States Shoe Company from 1969 to 1973. Mr. Babinec's business address is 3003 North Central Avenue, Phoenix, Arizona 85012, and his residence address is 13047 North 80th Place, Scottsdale, Arizona 85260.

         BART A. BROWN, JR., age 62, joined the predecessor to The Circle K Corporation in June 1990 as Chairman of the Board (which position he currently holds, and which is his principal occupation), and also served as Chief Executive Officer from June 1991 through July 1993. Prior to joining the predecessor to The Circle K Corporation, Mr. Brown was an attorney practicing in the Cincinnati, Ohio law firms of Keating, Muething & Klekamp and Brown & Gardner for over 30 years. Mr. Brown is Chairman of the Board of Spreckles Industries, Inc. and a director of Barry's Jewelers, Inc. Mr. Brown's business address is 3003 North Central Avenue, Phoenix, Arizona 85012, and his residence address is 5104 North 32nd Street, No. 429, Phoenix, Arizona 85018.

         JOEL A. STERRETT, age 59, has been the Secretary and Associate General Counsel of Circle K Stores, Inc. since prior to 1990, and has been Assistant Secretary of The Circle K Corporation since July 1993. This is his principal occupation. Mr. Sterrett's business address is 3003 North Central Avenue, Phoenix, Arizona 85012, and his residence address is 8113 East Appaloosa Trail, Scottsdale, Arizona 85258.
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         Larry J. ZINE, age 40, joined the predecessor to The Circle K
Corporation in June 1981. Since June 1988 he has held the position of Executive Vice President and Chief Financial Officer. This is his principal occupation. Mr. Zine was Financial Reporting Manager and Assistant Secretary from 1984 to 1987; and Audit and Tax Supervisor and Corporate Secretary from 1982 to 1984. Mr. Zine's business address is 3003 North Central Avenue, Phoenix, Arizona 85012, and his residence address is 1225 East Warner Road, Number 16, Tempe, Arizona 85284.

         BRUCE KRYSIAK, age 45, has been an Executive Vice President of The Circle K Corporation since July 1995. This is his principal occupation. Mr. Krysiak joined The Circle K Corporation in April 1995. Prior to joining The Circle K Corporation, Mr. Krysiak was Chairman of the Giant American Russian Joint Venture, a food distribution joint venture, from 1991 until 1995. From 1988 until 1991 Mr. Krysiak was President of Retail Planning Associates, an international retail consulting firm. Mr. Krysiak's business address is 3003 North Central Avenue, Phoenix, Arizona 85012, and his residence address is 11816 E. Terra Drive, Scottsdale, Arizona 85259.

         Roger W. Cole, age 49, joined the predecessor to The Circle K Corporation in January 1992 and currently serves as Vice President of Operations. This is his principal occupation. From January 1992 to July 1995 Mr. Cole held various positions with The Circle K Corporation. Prior to joining the predecessor to The Circle K Corporation, Mr. Cole was Director of Training with Southland. Southland commenced proceedings under Chapter 11 of the Bankruptcy Code in 1990. Mr. Cole's business address is 3003 North Central Avenue, Phoenix, Arizona 85012, and his residence address is 5441 E. Hartford Avenue, Scottsdale, Arizona 85254.

         WANDA M. WILLIAMS, age 48, joined the predecessor to The Circle K Corporation in July 1992. Ms. Williams held various Human Resources positions with The Circle K Corporation prior to December 1994 when she became Vice President of Human Resources. This is her principal occupation. Prior to joining the predecessor to The Circle K Corporation, Ms. Williams was employed by Southland as Corporate Personnel Manager. Southland commenced proceedings under Chapter 11 of the Bankruptcy Code in 1990. Ms. Williams' business address is 3003 North Central Avenue, Phoenix, Arizona 85012, and her residence address is 4707 E. Michigan, Phoenix, Arizona 85032.

         JERRY L. SNEARLY, age 45, joined the predecessor to The Circle K Corporation in June 1993 as Vice President of Finance. This is his principal occupation. Prior to joining the predecessor to The Circle K Corporation, Mr. Snearly held various management positions with Southland since August 1989. Southland commenced proceedings under Chapter 11 of the Bankruptcy Code in 1990. Mr. Snearly's business address is 3003 North Central Avenue, Phoenix, Arizona 85012, and his residence address is 11111 E. Sorrell Lane, Scottsdale, Arizona 85259.





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         The following table gives information on the beneficial ownership of the Company's common stock, par value $.01, by each of the Nominees as of the date of this letter:

------------------------------------------------------------------------
NOMINEE                                        SHARES BENEFICIALLY OWNED
------------------------------------------------------------------------
John F. Antioco                                85(1)
------------------------------------------------------------------------
Gehl P. Babinec                                85(1)
------------------------------------------------------------------------
Bart A. Brown                                  85(1)
------------------------------------------------------------------------
Joel A. Sterrett                               85(1)
------------------------------------------------------------------------
Larry J. Zine                                  85(1)
------------------------------------------------------------------------
Bruce Krysiak                                  85(1)
------------------------------------------------------------------------
Roger W. Cole                                  85(1)
------------------------------------------------------------------------
Wanda M. Williams                              85(1)
------------------------------------------------------------------------
Jerry L. Snearly                               85(1)
------------------------------------------------------------------------


(1) As disclosed in the text of this letter, The Circle K Corporation is the beneficial owner of 85 shares of the Company's common stock
     (the "Shares"). Since each of the Nominees is either an officer or director of The Circle K Corporation or one of its affiliates or subsidiaries, each could be deemed a beneficial owner of the Shares owned by The Circle K Corporation. However, each of the Nominees disclaims beneficial ownership of the Shares, and any filing listing the above-mentioned shares as beneficially owned by the Nominees shall not be deemed an admission of such beneficial ownership.

         Within the last two years, The Circle K Corporation bought the 85 Shares of the common stock of the Company which it currently owns. The Nominees have been involved in no other transactions with respect to the securities of the Company in this time period. No part of the purchase price of the Shares consisted of borrowed funds.

         Except as disclosed above, no securities of the Company are beneficially owned by any relative of a Nominee who shares the home of such Nominee, nor by any associate of any Nominee. None of the Nominees has any family relationship with any director or executive officer of the Company.

         None of the Nominees is or has been involved during the past five years with any legal proceedings of the nature described in Item 401(f) of the Securities and Exchange Commission Regulation S-K, except that (i) the predecessor to The Circle K Corporation operated under bankruptcy protection from May 15, 1990 until July 26, 1993; and (ii) as





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
discussed above, Southland commenced proceedings under Chapter 11 subsequent to Mr. Antioco's departure.

         None of the Nominees or any of their respective associates have any claims against the Company or any of its subsidiaries, and none are a party adverse to the Company or have a material adverse interest to the Company or any of its subsidiaries in any legal proceeding.

         Neither the Company nor any of its subsidiaries was or is a party to a currently proposed transaction or transaction occurring since July 1, 1994, in which any of the Nominees or members of their immediate family had or has a material direct or indirect financial interest. None of the Nominees or any of their respective associates has been indebted to the Company or any of its subsidiaries at any time since July 1, 1994.

         The Nominees do not know of any contractual agreements which have resulted or will result in a change in control of the Company.

         None of the Nominees is or has been since July 1, 1994, an executive officer of, or own in excess of a 10% equity interest in, any business or professional entity which (i) has made to or will receive payments from the Company for property or services in excess of 5% of the Company's or such entity's consolidated gross revenues for the last respective fiscal year, or
(ii) to which the Company was indebted on June 30, 1995, in an aggregate amount in excess of 5% of the Company's total consolidated assets at that time.

         None of the Nominees is (i) a member of, or of counsel to, a law firm retained or to be retained by the Company; (ii) a partner or executive officer of any investment banking firm that performed or proposes to perform services for the Company; or (iii) in any other relationship substantially similar to those listed in (i) and (ii).

         None of the Nominees or any of their respective associates has any arrangement or understanding with any person with respect to: (a) any future employment by the Company, its subsidiaries or its other affiliates, or (b) any future transactions to which the Company, its subsidiaries or its other affiliates with or may be a party.

         None of the Nominees or members of their respective immediate family has received any compensatory amount from the Company.

         The Nominees have agreed to stand for election at the request of The Circle K Corporation. If elected, the Nominees are committed to the taking of such actions as may be required to maximize shareholder value including expediting the prompt consummation of a sale of the Company, subject to their fiduciary duties.

         The Nominees are indemnified under the Charter and Bylaws of The Circle K Corporation.





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


                                August 9, 1995




Gentlemen:

        I, John F. Antioco, hereby consent to be nominated for election to the Board of Directors of National Convenience Stores Incorporated, and if elected, to serve as a director of National Convenience Stores Incorporated.




                                            /s/  JOHN F. ANTIOCO
                                            _______________________________
                                            John F. Antioco

                                August 9, 1995




Gentlemen:

        I, Gehl P. Babinec, hereby consent to be nominated for election to the Board of Directors of National Convenience Stores Incorporated, and if elected, to serve as a director of National Convenience Stores Incorporated.




                                            /s/  GEHL P. BABINEC
                                            _______________________________
                                            Gehl P. Babinec

                                August 9, 1995




Gentlemen:

        I, Bart A. Brown, Jr., hereby consent to be nominated for election to the Board of Directors of National Convenience Stores Incorporated, and if elected, to serve as a director of National Convenience Stores Incorporated.




                                            /s/  BART A. BROWN, JR.
                                            _______________________________
                                            Bart A. Brown, Jr.

                                August 9, 1995




Gentlemen:

        I, Joel A. Sterrett, hereby consent to be nominated for election to the Board of Directors of National Convenience Stores Incorporated, and if elected, to serve as a director of National Convenience Stores Incorporated.




                                            /s/  JOEL A. STERRETT
                                            _______________________________
                                            Joel A. Sterrett

                                August 9, 1995




Gentlemen:

        I, Larry J. Zine, hereby consent to be nominated for election to the Board of Directors of National Convenience Stores Incorporated, and if elected, to serve as a director of National Convenience Stores Incorporated.




                                            /s/  LARRY J. ZINE
                                            _______________________________
                                            Larry J. Zine

                                August 10, 1995




Gentlemen:

        I, Bruce Krysiak, hereby consent to be nominated for election to the Board of Directors of National Convenience Stores Incorporated, and if elected, to serve as a director of National Convenience Stores Incorporated.




                                            /s/  BRUCE KRYSIAK
                                            _______________________________
                                            Bruce Krysiak

                                August 10, 1995




Gentlemen:

        I, Roger Cole, hereby consent to be nominated for election to the Board of Directors of National Convenience Stores Incorporated, and if elected, to serve as a director of National Convenience Stores Incorporated.




                                            /s/  ROGER COLE
                                            _______________________________
                                            Roger Cole

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                                August 10, 1995




Gentlemen:

        I, Wanda Williams, hereby consent to be nominated for election to the Board of Directors of National Convenience Stores Incorporated, and if elected, to serve as a director of National Convenience Stores Incorporated.




                                            /s/  WANDA WILLIAMS
                                            _______________________________
                                            Wanda Williams

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                                August 10, 1995




Gentlemen:

        I, Jerry L. Snearly, hereby consent to be nominated for election to the Board of Directors of National Convenience Stores Incorporated, and if elected, to serve as a director of National Convenience Stores Incorporated.




                                            /s/  JERRY L. SNEARLY
                                            _______________________________
                                            Jerry L. Snearly